[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed. Page 1 Exhibit 10.4 AMENDMENT NUMBER 1 TO THE MASTER AGREEMENT This Amendment Number 1 to the Master Agreement (“Amendment 1”) entered into as of July 1, 2023 (“Amendment 1 Effective Date”), between Bell Textron Inc., having a place of business at 3255 Bell Flight Blvd., Fort Worth, TX 76118, and Virgin Galactic, LLC, a Delaware limited liability company, having a place of business at 166 N. Roadrunner Parkway, Suite 1C, Las Cruces, NM 8801, amends the November 1, 2022 Master Agreement (“Effective Date”) (such agreement is referred to therein as the “Agreement”, and such parties to the Agreement are collectively referred to herein as the “Parties” and individually as “Party”) . WHEREAS, the Parties originally entered into the Agreement for the design and manufacture of “Delta” class spaceships (the “Program”); and, WHEREAS, the Parties desire to incorporate additional exhibits previously withheld from the Agreement; and, WHEREAS, the Parties desire to amend certain terms and conditions of the Agreement. NOW THEREFORE, in consideration of mutual covenants and agreements herein contained and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows: 1.1 INTERPRETATION 1.2 Capitalized terms used, but not defined, in this Amendment 1 have the meaning set forth in the Agreement. 2.1 AMENDMENTS TO THE AGREEMENT 2.2 Addition of Exhibits. The Parties hereby desire to amend the Agreement to incorporate the documentation for the following exhibits: • Exhibit B: Program Overview • Exhibit C: Governance • Exhibit C-1: Governing Documents • Exhibit D: Responsibility Matrix • Exhibit E: Background Intellectual Property Schedule (Template) • Exhibit F: Property Management System Plan • Exhibit G: Inventory of Buyer-Furnished Property, Non-Consumable Material and Tooling • Exhibit H: Subcontract Management Plan • Exhibit I: List of Subcontractors • Exhibit J: Task Order Form 2.3 Amendment to Section 4 (“Payment”). Section 4(A)(4) is hereby deleted in its entirety and replaced with the following: (A)(4) Invoices will provide the level of visibility requested by Buyer to manage the Task Order as set forth in the sample charts immediately below. Labor hours will be provided by labor category at the Work Breakdown Structure level appropriate for the size and complexity of the Task Order such that Buyer may monitor actual

Page 2 [***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed. hours expended relative to plan. Labor hours will not be made available by individual or at a level of detail where the hours of a specific individual are discernible. Material charges will be broken down into the following items: Subcontractors, material, purchased services, rentals, and travel. Upon request by Buyer, Supplier will provide further detail on an individual invoice or on an ongoing basis on future invoices to permit Buyer to monitor actual Charges relative to plan. Supplier will provide actual vendor invoices for all unique material items procured in support of the Delta program. For items procured by Supplier in bulk in support of multiple Supplier contracts, Supplier shall provide a report from Supplier’s accounting software showing columns: [***] 2.4 Amendment to Section 4 (“Payment”). Section 4(A)(4) is hereby deleted in its entirety and replaced with the following: (C)(1) For All Task Orders 1. Invoices will be sent electronically to: [***] including copies to Buyer’s Points of Contacts listed in the respective Task Orders.

Page 3 [***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed. 2.5 Amendment to Section 6 (“Warranties; Inspection and Acceptance”). [***]. 2.6 Amendment to Section 6 (“Warranties; Inspection and Acceptance). [***]. 2.7 Amendment to Section 6 (“Warranties; Inspection and Acceptance”). [***]. 2.8 Amendment to Section 6 (“Warranties; Inspection and Acceptance”). [***].

Page 4 [***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed. 2.9 Amendment to Section 14 (“Insurance”). [***]. 2.10 Amendment to Section 30 (“Order of Precedence”). Section 30 (“Order of Precedence”) is hereby deleted in its entirety and replaced with the following language: 1. ORDER OF PRECEDENCE A. All documents and provisions in this Agreement shall be read so as to be consistent to the fullest extent possible. In the event of a conflict or inconsistency between the documents or provisions as incorporated into or attached to the Agreement, the documents or provisions shall prevail in the order listed below, with the first document or provision listed having the highest precedence: a. Task Orders, in reverse chronological order, including Attachments b. Master Agreement c. Master Agreement Exhibits in the following order: I. Exhibit A: (Definitions) II. Exhibit C: (Governance) III. Exhibit D: (Responsibility Matrix) IV. Exhibit E: (Reserved) V. Exhibit F: (Property Management System Plan) VI. Exhibit H: (Subcontract Management Plan) VII. Exhibit C-1: (Governing Documents) VIII. Exhibit G: (Inventory of Buyer-Furnished Property, Non-Consumable Material and Tooling) IX. Exhibit J: (Task Order Form) d. Master Agreement Exhibit B (Program Overview) e. Purchase order 2.11 Amendment to Section 21 (“Notices”) Clause (A): The notice recipient for the Supplier is updated as follows: (A) FROM: If to Supplier, to: [***] TO: If to Supplier, to: [***]

Page 5 [***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed. 2.12 Amendment to Section 22 (“Authorized Representatives”) Clause (A): The Authorized Contractual Representative for the Supplier is updated as follows: (A) FROM: Bell Textron Inc. [***] TO: Bell Textron Inc. [***] 3.1 General Matters 3.2 Unless otherwise set out herein, all amendments to the Agreement set out in this Amendment 1 will be made effective as of the Amendment 1 Effective Date. 3.3 Except as amended hereby all other terms and conditions of the Agreement, as previously amended, remain unchanged and in full force and effect. 3.4 Where there is a conflict between the terms of this Amendment 1 and the terms of the Agreement, the terms of this Amendment 1 will prevail but only to the extent of resolving such conflict. 3.5 This Amendment 1 may be executed in several counterparts, all of which taken together will constitute a single agreement between the Parties. IN WITNESS WHEREOF the Parties have executed this Amendment 1 to be effective as of the Amendment 1 Effective Date. Virgin Galactic, LLC Bell Textron Inc. By: /s/ Michael Colglazier By: /s/ Sharon Moore Name: Michael Colglazier Name: S h a r o n M o o r e Title: Chief Executive Officer Title: Director Contracts Date: 6/30/2023 Date: 6/29/2023

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed. Exhibit B Program Overview

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed. Exhibit C Governance

Exhibit D Responsibility Matrix

Exhibit E Background Intellectual Property Schedule (Template)

Exhibit F Property Management System Plan

Exhibit G Inventory Of Buyer-Furnished Property, Non-Consumable Material and Tooling

Exhibit H Subcontractor Management Plan

Exhibit I List Of Subcontractors